UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2014

NAKED BRAND GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52381	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10th Floor – 95 Madison Avenue, New York, NY 10016
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code 212.851.8050

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

On June 10, 2014, we issued stock options to purchase an aggregate of 1,000,000 shares of our common stock to two consultants of our company as consideration for services to be rendered. The options are exercisable at $0.15 per share for a period of ten years from the date of grant and are vesting over periods of one to two years from the date of grant. We granted the stock options to two U.S. person (as that term is defined in Regulation S of the Securities Act) relying on Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated pursuant to the Securities Act.

On October 23, 2014, we issued warrants to purchase 985,000 shares of our common stock to a consultant of our company as consideration for services to be rendered. The warrants are exercisable at $0.20 per share for a period of 5 years. We issued the warrants to a U.S. person (as that term is defined in Regulation S of the Securities Act) relying on Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated pursuant to the Securities Act.

Item 4.01 Changes in the Registrant’s Certifying Accountant

(a)         Dismissal of Independent Accountant.

On October 22, 2014, the Board of Directors of our company approved the dismissal of BDO Canada LLP as our company's independent registered public accounting firm. Our company is seeking appointment of an independent registered public accounting firm in closer proximity to its new head office in New York, NY, USA.

BDO Canada LLP's report on our company's consolidated financial statements for the fiscal years ended January 31, 2014 and January 31, 2013 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our company's consolidated financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our company’s fiscal years ended January 31, 2014 and January 31, 2013 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with BDO Canada LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement, if not resolved to the satisfaction of BDO Canada LLP, would have caused BDO Canada LLP to make reference to the subject matter of the disagreement in connection with its report.

During our company’s fiscal years ended January 31, 2014 and January 31, 2013 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided BDO Canada LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which they do not agree. A copy of the letter provided from BDO Canada LLP will be filed as an exhibit to an amendment to this Current Report on Form 8-K as soon as it is available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

By: /s/ Michael Flanagan
Michael Flanagan, Chief Financial Officer
(Principal Financial Officer and Duly Authorized Officer)
Date: October 28, 2014